                                                                    EXHIBIT 10.1


                               PURCHASE AGREEMENT

        THIS AGREEMENT is made as of the __ day of __________, 1999, by and among Cerus Corporation ("Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 2525 Stanwell Drive, Suite 300, Concord, California 94520, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

        IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company, and the Purchaser agree as follows:

        SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 1,000,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company.

        SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

                                Price Per
  Number to Be                   Share In                          Aggregate
   Purchased                      Dollars                            Price
   ---------                      -------                            -----



        The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Prudential Vector Healthcare Group, a unit of Prudential Securities Incorporated.

        SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable and as agreed by the parties hereto following notification by the Securities and Exchange Commission (the "Commission") to the Company of the Commission's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company, and the Placement Agent and of which the Purchasers will be notified by facsimile



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

transmission or otherwise.

        At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with all of the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the Commission has notified the Company of the Commission's willingness to declare the Registration Statement effective on or prior to the 75th day after the date such Registration Statement was filed by the Company; and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

        SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

        (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Confidential Private Placement Memorandum, including all exhibits and supplements thereto and all documents incorporated by reference therein (the "Memorandum") and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

        (b) The Company does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

        (c) The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and



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

do not interfere with the use made and currently proposed to be made of such property and buildings by the Company except as described in or contemplated by the Memorandum.

        (d) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Memorandum.

        (e) The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in the Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. All outstanding shares of capital stock and options and other rights to acquire capital stock have been issued in compliance with the registration and qualification provisions of all applicable securities laws and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights.

        (f) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive rights, rights of first refusal or similar rights which have not been waived or satisfied.

        (g) This Agreement has been duly authorized, executed and delivered by the Company.

        (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company, or any agreement or other instrument binding upon the Company that is material to the Company, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

        (i) There has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business, prospects or operations of the Company from that set forth in the Memorandum.

        (j) Subsequent to the respective dates as of which information is given in the Memorandum, except as contemplated in the Memorandum and except as such as may have occurred in the ordinary course of the Company's business or operations, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction in each case not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock other than unvested shares from former employees,



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

directors or consultants nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Memorandum.

        (k) There are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement and are not so described in the Memorandum. Also, there are no regulations, contracts or other documents that are required to be described in the Memorandum that are not described.

        (l) The Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Memorandum, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company.

        (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        (n) There is no owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of the Company in connection with the filing of the Registration Statement or the sale of any shares thereunder.

        (o) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, except as described in or contemplated by the Memorandum.

        (p) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company.

        (q) To the best of the Company's knowledge, costs and liabilities associated with its compliance with Environmental Laws as currently in effect (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company.

        (r) Except as otherwise disclosed or contemplated in the Memorandum, the Company owns or possesses adequate licenses or other rights to use all patents, copyrights, trademarks, service marks, trade names, technology and know-how necessary (in any material respect) to conduct its business in the manner described in the Memorandum, the Company is not obligated to pay a royalty, grant a license, or provide other consideration to any third party in connection with its patents, copyrights, trademarks, service marks, trade names, or technology, except that the Company has entered into a Memorandum of Understanding with Emory University relating to certain patent rights owned by Emory University that may pertain to the Company's ACIT program and, except as disclosed in the Memorandum, the Company has not received any notice of infringement or conflict with (and the Company does not know of any infringement or conflict with) asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names, technology or know-how which could reasonably be expected to result in any material adverse effect upon the Company and, except as disclosed in the Memorandum, the discoveries, inventions, products or processes of the Company referred to in the Memorandum do not, to the best knowledge of the Company, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company which could reasonably be expected to have a material adverse effect on the Company. Other than Baxter, the Consortium of Plasma Sciences, LLC and the U.S. Government as summarized in the Memorandum, no third party, including any academic or governmental organization, possesses rights to the Company's patents, copyrights, trademarks, service marks, trade names, or technology which, if exercised, could enable such third party to develop products competitive to those of the Company or could have a material adverse effect on the ability of the Company to conduct its business in the manner described in the Memorandum.

        (s) The Company possesses all consents, approvals, orders, certificates, authorizations and permits issued by and has made all declarations and filings with, all appropriate federal, state or foreign governmental or self-regulatory authorities and all courts and other tribunals necessary to conduct its business and to own, lease, license and use its properties in the manner described in the Memorandum, and the Company has not received any notice of proceedings related to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, or failure to obtain or file would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company, except as described in or contemplated by the Memorandum.



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

        (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (u) No material labor dispute with the employees of the Company exists, except as described in or contemplated by the Memorandum, or, to the best knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company.

        (v) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), relating to issuers doing business with Cuba.

        (w) Ernst & Young LLP, who have expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1998 into the Registration Statement and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

        (x) The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Memorandum or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

        (y) The Company represents and warrants that the information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective final dates:

                (a) the Company's Current Report on Form 8-K filed with the Commission on November 12, 1999;

                (b) the Company's Annual Report on Form 10-K for the fiscal year ended



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

                        December 31, 1998 (without exhibits);

                (c) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

                (d) the Company's Proxy Statement for the 1999 Annual Meeting of Stockholders;

                (e)     the Registration Statement;

                (f) the Memorandum, including all addenda and exhibits thereto (other than the Appendices); and

                (g) all other documents, if any, filed by the Company with the Securities and Exchange Commission since September 30, 1999 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (z) Prior to the Closing, Cooley Godward LLP, counsel to the Company, will deliver its legal opinion in customary form to the Placement Agent. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

        (aa) Prior to the Closing, {__________}, patent counsel for the Company, will deliver its legal opinion in customary form to the Placement Agent. Such opinion shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

        (bb) At the Closing, the Company will deliver to Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in customary form to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

        SECTION 5. Representations, Warranties and Covenants of the Purchaser.
(a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of



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

distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Memorandum and the documents included therein and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

        (b) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the prospectus delivery requirement under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

        (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

        SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

        SECTION 7. Registration of the Shares; Compliance with the Securities
Act.

        7.1. Registration Procedures and Expenses. The Company shall:

        (a) as soon as practicable, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time through the automated quotation system of the Nasdaq National Market or the facilities of any national securities exchange on which the Company's common stock is then traded or in privately-negotiated transactions;

        (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 75 days after the Registration Statement is filed by the Company;

        (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) twenty-four months after the effective date of the Registration Statement or (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

        (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

        (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

        (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

        7.2. Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

        7.3. Indemnification. For the purpose of this Section 7.3:

        (i) the term "Purchaser/Affiliate" shall include the Purchaser and any affiliate (within the meaning of Rule 144 under the Securities Act of 1933, as amended) such Purchaser; and

        (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

        (a) The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting sale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus or prospectus supplement that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Shares or
(ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

        (c) Promptly after receipt by an indemnified party under this Section
7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel (in the case of clause (ii), counsel selected by the indemnifying party in its assumption of the defense) shall be at the expense of the indemnifying party.

        (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or
(c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of such Selling Stockholders and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

        7.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of twenty-four months from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        7.5. Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will make available to the Purchaser:

        (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, (i) within 120 days after the end of each fiscal year of the Company), one copy of its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K, (iii) its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

        (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring such Prospectus;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters, during normal business hours and at such representative's reasonable convenience, to discuss information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations.

        SECTION 8. Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

        SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

        (a)     if to the Company, to:

                             Cerus Corporation
                             2525 Stanwell Dr., Suite 300
                             Concord, California 94520
                             Tel: (925) 603-9071, Ext. 110
                             Fax: (925) 603-9099
                             Attn: Stephen T. Isaacs

                with a copy to:

                             Cooley Godward LLP
                             5 Palo Alto Square
                             Palo Alto, California 94306
                             Tel: (650) 843-5000

                             Fax: (650) 857-0663
                             Attn: Alan C. Mendelson, Esq.
                or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

        (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

        SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

        SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                            CERUS CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

Print or Type:

                                            Name of Purchaser
                                              (Individual or Institution):

                                               ---------------------------------

                                            Name of Individual representing
                                              Purchaser (if an Institution):

                                               ---------------------------------

                                            Title of Individual representing
                                              Purchaser (if an Institution):

                                               ---------------------------------

Signature by:

                                            Individual Purchaser or Individual
                                              representing Purchaser:

                                               ---------------------------------

                                            Address:
                                                    ----------------------------

                                            Telephone:
                                                      --------------------------

                                            Telecopier:
                                                       -------------------------

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire

                        Purchase Agreement which follows)

A..     Complete the following items on BOTH Purchase Agreements:

        1.      Page 17 - Signature:

                (i)     Name of Purchaser (Individual or Institution)

                (ii)    Name of Individual representing Purchaser (if an
                        Institution)

                (iii) Title of Individual representing Purchaser (if an Institution)

                (iv) Signature of Individual Purchaser or Individual representing Purchaser

        2.      Appendix I - Stock Certificate Questionnaire:

                Provide the information requested by the Stock Certificate Questionnaire.

                Appendix I - Registration Statement Questionnaire:

                Provide the information requested by the Registration Statement Questionnaire.

        3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

                Prudential Vector Healthcare Group
                1751 Lake Cook Road, Suite 350
                Deerfield, Illinois  60015
                Attention: Jeffrey Stevens

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

                (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

                (ii) must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

                                                                      Appendix I
                                                                    (one of two)

CERUS CORPORATION

STOCK CERTIFICATE QUESTIONNAIRE

        Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

        -----------------------

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

                                                         -----------------------

3. The mailing address of the Registered Holder listed in response to item 1 above:

        -----------------------

                                                         -----------------------

                                                         -----------------------

                                                         -----------------------

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

        ----------------------



                                       18.

                                                                      Appendix I
                                                                    (two of two)

                                CERUS CORPORATION

                      REGISTRATION STATEMENT QUESTIONNAIRE

        The undersigned holder (the "Selling Stockholder") of Common Stock (the "Registrable Shares") of Cerus Corporation (the "Company") purchased pursuant to the Common Stock Purchase Agreement, dated as of __________, 1999, by and among the Company and the Purchasers named therein (the "Purchase Agreement"), hereby elects to include in the registration statement for the registration and resale of the Registrable Shares (the "Registration Statement"), the Registrable Shares beneficially owned by it and listed below in Item (3) (unless otherwise specified under Item 3). The undersigned agrees to be bound with respect to such Registrable Shares by the terms and conditions of this Questionnaire and the Purchase Agreement.

        Upon any sale of Registrable Shares pursuant to the Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), the Selling Stockholder will be required to deliver to the Company the Notice of Transfer set forth in Appendix I attached hereto (completed and signed) and hereby undertakes to do so.

        The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

        (1)    (a)    Full Legal Name of Selling Stockholder:

                      ----------------------------------------------------------

               (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Shares listed in (3) below are held:

        (2)    Address and Telephone Numbers for Selling Stockholder:

                      ----------------------------------------------------------

                      ----------------------------------------------------------

               Telephone:
                         -------------------------------------------------------


               Fax:
                   -------------------------------------------------------------


               Contact Person:
                              --------------------------------------------------



                                      19.

        (3)    Beneficial Ownership of Registrable Shares:

               Fill in the number of shares of Common Stock owned of record and beneficially (see definition) by the Selling Stockholder:

                                                           Of Record        Beneficially

               Common Stock (other than the Registrable
               Shares to be included in the Registration
               Statement)
                                                          -----------       ------------

               Registrable Shares to be included in
               the Registration Statement
                                                          -----------       ------------

               (a)  Fill in the number of shares to which the Selling
                    Stockholder disclaims beneficial ownership (see definition)

               -----------------------------------------------------------------

               (b) Reason for disclaiming beneficial ownership (see definition) in (a) above, if applicable:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

        (4)    Other securities of the Company owned by the Selling Stockholder:

               Except as set forth below and under Item (3) above, the undersigned Selling Stockholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company.

               State any exceptions here:
                                         ---------------------------------------

               -----------------------------------------------------------------

        (5)    Relationships with the Company:

               Except as set forth below, neither the Selling Stockholder nor any of its affiliates, officers (see definition), directors or principal shareholders (5% or more) has held any position or office or has had any other material (see definition) relationship with the Company (or its predecessors or affiliate) during the past three years.

               State any exceptions here:
                                         ---------------------------------------

               -----------------------------------------------------------------


                                      20.

        (6)    Plan of Distribution:

               Except as set forth below, the undersigned Selling Stockholder intends to distribute the Registrable Shares above in Item (3) (those shares issued pursuant to the Common Stock Purchase Agreement dated __________, 1999) pursuant to the Registration Statement only as follows: All or a portion of such Registrable Shares may be sold from time to time directly by the undersigned Selling Stockholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)
               (i) on any national securities exchange or quotation service on which the Registrable Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Stockholder may also loan or pledge Registrable Shares to broker-dealers that in turn may sell such securities.

               State any exceptions here:
                                         ---------------------------------------

               -----------------------------------------------------------------

        (7) NASD Matters:

        1. Do you know of any information pertaining to underwriting compensation and arrangements (see definition) or any dealings between any Underwriter or Related Person (see definition), NASD Member (see definition) or Person Associated with a Member of the NASD (see definition) on the one hand, and the Company or any parent, subsidiary or Controlling (see definition) shareholder thereof on the other hand?

        Answer: [ ] Yes [ ] No If "yes," please describe



                                      21.

        2. (a)Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

        Answer: [ ] Yes [ ] No If "yes," please describe

               -----------------------------------------------------------------


        3. Have you been an underwriter, or a Controlling (see definition) person or member of any investment banking or brokerage firm which has been or might be an underwriter, for securities of the Company?

        Answer:  [   ] Yes    [   ] No      If "yes," please describe

               -----------------------------------------------------------------

        4. If the answer to either Question 2 or 3 above is "yes," set forth below information as to all purchases and acquisitions (including contracts for purchase or acquisition) of securities of the Company by you during the last 18 months, as well as to all proposed purchases and acquisitions which are to be consummated in whole or in part within the next 12 months.

SELLER OR             AMOUNT AND                                            DESCRIPTION
PROSPECTIVE           NATURE OF               PRICE OR OTHER                OF
SELLER                SECURITIES              CONSIDERATION DATE            RELATIONSHIP




                                      22.

        5. Set forth below information as to all sales and dispositions (including contracts to sell or to dispose) of securities of the Company during the last 18 months by you to any NASD Member (see definition) or any Person Associated with a Member of the NASD (see definition) or any Underwriter or Related Person (see definition) as well as to all proposed sales and dispositions by you to such persons which are to be consummated by you in whole or in part within the next 12 months. Also set forth below a description of the relationship, affiliation or association of you and, if known, the other party or parties to the above transactions with an underwriter or other person or entity "in the stream of distribution" with respect to the offering.

BUYER OR              AMOUNT AND                                            DESCRIPTION
PROSPECTIVE           NATURE OF               PRICE OR OTHER                OF
BUYER                 SECURITIES              CONSIDERATION DATE            RELATIONSHIP



        6. If you have had during the last 18 months, or are to have within the next 12 months, any transactions of the character referred to in Question 4 or 5 of this Section, describe briefly below the relationship, affiliation or association of both you and, if known, the other party or parties to any such transaction with an underwriter or other person or entity "in the stream of distribution" with respect to the proposed transaction. In any case, where the purchaser (whether you or any such party) is known by you to be a member of a "private investment group," such as a hedge fund or other group of purchasers, furnish, if known, the names of all persons comprising the Group (see definition) and their association with or relationship to any broker-dealer.

        Description:



                                      23.

        The Selling Stockholder acknowledges that it understands it obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, relating to stock manipulation, particularly Regulation M thereunder (or any successor rules), in connection with the offering of its Registrable Shares covered by the Registration Statement. The Selling Stockholder agrees that neither it nor any person acting on its behalf, will sell or purchase any securities of the Company in violation of such provisions, so long as the Registrable Shares beneficially owned by it are being offered pursuant to the Registration Statement.

        In the event that the Selling Stockholder transfers all or any portion of the Registrable Shares listed in Item (3) above after the date on which such information is provided to the Company, the Selling Stockholder agrees to notify the transferee(s) at the time of the transfer of the transferee(s) rights and obligations under this Information Statement and the Purchase Agreement.

        By signing below, the Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Stockholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus and any amendments or supplements thereto.

        The undersigned Selling Stockholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement is in effect. All notices hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, as follows:

                (i)     To the Company

                        CERUS CORPORATION
                        2525 Stanwell Drive, Ste. 300
                        Concord, CA 94520
                        Attn:  Howard G. Ervin III
                        Fax:  (925) 603-9099

                (ii)    With a copy to:

                        COOLEY GODWARD LLP
                        Five Palo Alto Square
                        3000 El Camino Real
                        Palo Alto, CA  94306
                        Attention:  Andrea Vachss, Esq.
                        Fax:  (650) 857-0663



                                      24.

        Once this Information Statement is executed by the Selling Stockholder and received by the Company, this Information Statement, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Stockholder (with respect to the Registrable Shares beneficially owned by such Selling Stockholder and listed in Item (3) above).



                                      25.

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Information Statement to be executed and delivered either in person or by its duly authorized agent.

Dated:
      ----------------------------          ------------------------------------
                                            Selling Stockholder

                                            (Print/type full legal name of
                                            registered owner of Registrable
                                            Shares)

                                            By:
                                               ---------------------------------
                                               Name:

                                               Title:

PLEASE RETURN THE COMPLETED AND EXECUTED INFORMATION STATEMENT TO THE COMPANY'S COUNSEL AT:

                             COOLEY GODWARD LLP
                             Five Palo Alto Square
                             3000 El Camino Real
                             Palo Alto, CA  94306
                             Attention:  Andrea Vachss, Esq.
                             Fax:  (650) 857-0663



                                      26.

                                    EXHIBIT A

                                   DEFINITIONS

        For purposes of the representations made in this Information Statement, the following definitions shall be applicable:

        Arrangement. The term "arrangement" means any plan, contract, agreement, authorization or arrangement, whether or not set forth in writing.

        Beneficial Ownership. The term "beneficially owned" as applied to an interest in securities means (a) any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record or (b) securities owned by you or to which you have a right to acquire, directly or indirectly, including those held for your own benefit (regardless of how registered) or securities held by others for your own benefit (regardless of how registered), such as custodians, brokers, nominees, pledgees, etc. and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a shareholder, etc., and securities held in the name of your spouse, minor children and any relative (sharing the same home). "Beneficial ownership" includes having or sharing, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise:

        (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

        (2) investment power which includes the power to dispose, or to direct the disposition, of such security. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) of the Exchange Act, is deemed for purposes of such section to be the beneficial owner of such security.

        The Securities and Exchange Commission (the "SEC") has expressed the view that a person may be regarded as the beneficial owner of securities which are held in the name of such person's spouse, minor children or other relatives (including relatives of the person's spouse) who share the person's home if the relationship which exists results in such person obtaining benefits substantially equivalent of ownership of the securities.

        The SEC has expressed the view that a person may be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; (3) pursuant to the right to revoke a trust, discretionary account or similar arrangements; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.



                                      27.

        If you have any reason to believe that any interest in securities of the Company, however remote, which you or the above-described relatives may have is a beneficial interest, please describe such interest.

        Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

        Group. The term "group" includes a partnership, syndicate or other group, whether formally organized or not, which has as a purpose the acquiring, holding or disposing of securities of the Company.

        Material. The term "material," when used in this Information Statement to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which there is a substantial likelihood that a reasonable investor would attach importance in determining whether to purchase securities of the Company. The materiality of any relationship is to be determined on the basis of the significance of the information to investors in light of all of the circumstances of the particular case. The importance of the relationship, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors. If you have any question as to whether or not a matter is "material," please describe the matter, and, if such is the case, state your belief that the matter is not "material."

        NASD Member. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

        Officers. The term "officers" means that of the president, secretary, treasurer, any vice president in charge of a principal business function (such as sales, administration or finance) and any other person who performs similar policy-making functions for the Company.

        Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

        Underwriter or a Related Person. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)



                                      28.
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                                   APPENDIX II

              BROKER'S NOTICE OF TRANSFER OF SECURITIES PURSUANT TO
                             REGISTRATION STATEMENT

COOLEY GODWARD LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA  94306

Attention:  Andrea Vachss, Esq.
Fax:  (650) 857-0663

Re:     Cerus Corporation (the "Company")

Ladies and Gentlemen:

Please be advised that ________________________________ has transferred ________
shares (the "Shares") of Common Stock on _________________ (date), pursuant to the Registration Statement on Form S-3 (SEC File No. __________________) filed by the Company:

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Shares is named as a selling stockholder in the Prospectus dated ____________________ or in amendments or supplements thereto, and that the aggregate number of shares of Common Stock transferred are [a portion of] the Common Stock listed in such owner's name.

Dated:
      ----------------------------

                                            Very truly yours,


                                            ------------------------------------
                                            Name:
                                            Title:



                                      29.